Deborah D. Williamson
Texas State Bar No. 21617500
Patrick L. Huffstickler
Texas State Bar No. 10199250
Cox & Smith Incorporated
112 E. Pecan, Suite 1800
San Antonio, Texas 78205
210/554-5500
210/226-8395 (Fax)

Attorneys for NeoStar Retail Group, Inc.;
Babbage's, Inc.; Software Etc.  Stores, Inc.;
Augusta Enterprises, Inc.; and Chasada


                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

IN RE:                                  )     CASE NOS. 396-36648-SAF-11
                                        )             THROUGH
NEOSTAR RETAIL GROUP, INC.,             )     CASE NO. 396-36652-SAF-11
BABBAGE'S, INC.,                        )          (CHAPTER 11)
SOFTWARE ETC. STORES, INC.,             )
AUGUSTA ENTERPRISES, INC., and          )    ADMINISTRATIVELY CONSOLIDATED
CHASADA,                                )
                                        )
DEBTORS.                                )

                ORDER PURSUANT TO SECTIONS 105(a), 363(b)(1),
        363(f), 365(b) AND 365(f) OF THE BANKRUPTCY CODE AUTHORIZING AND APPROVING THE SALE OF DEBTORS' ASSETS, THE ASSUMPTION AND ASSIGNMENT OF LEASES, REJECTION OF LEASES, AND ASSUMPTION AND
                  ASSIGNMENT OF VERIFONE EXECUTORY CONTRACT
                  -----------------------------------------

     Upon the Motions dated November 15, 1996 of NeoStar Retail Group, Inc., Babbage's, Inc., Software Etc. Stores, Inc., August Enterprises, Inc. and Chasada, debtors and debtors in possession (collectively, the "Debtors") for Orders Pursuant to Sections 105, 363, and 365 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code") (1) Establishing Bid Procedures and Sales Guidelines for the Sale of Substantially All Assets of Debtors and, Contingently, Authorizing Debtors and/or Their

Liquidating Agent to Conduct Certain Store Closing sales, (2) Approving Sale of Assets Free and Clear of Liens, Claims and Encumbrances and (3) to Assume and Assign Unexpired Leases of Nonresidential Real Property (the leases being assumed thereby being the "Leases" (such motions collectively the "Auction Motions")); and hearings having been held on November 25 and 26, 1996 to consider the Auction Motions; and it appearing that (a) actual notice of the Auction Motions and the hearing has been provided to all known creditors and parties in interest, except equity holders, (b) the Auction Sale Notice has been disseminated to any and all known prospective Bidders for the Debtors' assets, and (c) the Debtors have published notice of the proposed auction (the "Auction") in the National Edition of The Wall Street Journal; and it appearing that such notice constitutes good and sufficient notice of the Auction Motions and that no other or further notice need be given; and any objections to the Auction Motions having been withdrawn or overruled as reflected in the record of the hearing; and upon the Auction Motions and, the Court having read its Findings of Fact and Conclusions of Law into the record which are incorporated herein by reference and based upon the record established at the hearing and all other proceedings had before the Court; and it appearing that the Debtors have good title to the Acquired Assets, as hereinafter defined; and it appearing that the relief requested in the Auction Motions is in the best interest of the Debtors, their creditors and all other parties in interest, and sufficient cause appearing therefore; it is

               FOUND, ORDERED, ADJUDGED AND DECREED, effective on November 26, 1996 based on the Court's bench rulings on the Auction Motions:

               1. The Auction Motions and the entry of this order together constitute a core proceeding under 28 U.S.C. Section 157(b). Due and proper notice of the Auction Motions and the Auction has been given in accordance with the provisions of 11 U.S.C. Sections 105, 363(b) and (f) and 365 and Federal Rules of Bankruptcy Procedure 2002, 6004, and 6006 and Order of this Court.

               2. The consideration to be received by the Debtors pursuant to the bid of Software Acquisition Company, LLC (the "Winning Bidder"), as announced on the record and as summarized on Exhibit "A" which is attached hereto and incorporated herein for all purposes (the "Winning Bid"), at the Auction constitutes the highest and best offer received by the Debtors for the Acquired Assets as defined in Exhibit "A" (which Acquired Assets are specifically exclusive of (i) all causes of action owned by, through, or under the Debtors, (ii) causes of action under Chapter 5 of the Bankruptcy Code,
(iii) the Debtors' cash on hand, exclusive of cash on hand in Debtors' store locations covered by the Leases assumed by the Debtors and assigned to the Winning Bidder, and (iv) accounts receivable, tax refunds, and other tax attributes, funds in bank accounts or in transit) and the Leases (as hereinafter defined). The consideration to be received by the Debtors pursuant to the second highest and best bid (the "Second Highest and Best Bid") of The Electronics Boutique, Inc. (the "Second Highest and Best Bidder"), as announced on the record and as summarized on Exhibit "B" which is attached hereto and incorporated herein for all purposes. The Second Highest and Best Bidder has topped off its earnest money deposit and the Winning Bidder shall top off its earnest money deposit, each in an amount equal to 10% of the Purchase Price as defined in Exhibits "A" and "B" respectively.

               3. The closing shall occur on or before 12 Noon, C.S.T., November 27,

1996. If the Winning Bidder cannot close and fund the Purchase Price, as defined in Exhibit "A" (and other amounts then due under the Winning Bid), by 12:01 p.m., C.S.T., November 27, 1996 the Debtors shall proceed to close the Second Highest and Best Bid, which shall then be considered the Winning Bid and all such references to Winning Bidder shall include and incorporate references to Exhibit "B," as the Winning Bidders' Bid. The Winning Bidder that fails to close shall forfeit the earnest money deposit as so topped off and the Debtors may retain such funds which shall be considered and treated as proceeds of the sale and held with other Proceeds as set out herein subject to further order of the Court.

               4. The sale, transfer and assignment of the Acquired Assets and the assignment of the Leases by the Debtors to the Winning Bidder is approved in all respects pursuant to sections 363(b)(1) and 365(f) of the Bankruptcy Code.

               5. The Debtors are hereby authorized and directed to assume the Leases and to assign them to Winning Bidder, which shall be required to cure all amounts due or to become due under the Leases prior to closing and compensate the affected lessors under the Leases for all actual pecuniary losses in accordance with Section 365(b) of the Bankruptcy Code (collectively the "Cure Amounts"), pursuant to claims filed by the Lessors or, in the event of an objection by Debtors or the Winning Bidder, as ordered by the Court. An amount equal to "The Known Cure Amounts" (i.e., September 1996 rent) shall be paid by the Winning Bidder via a wire transfer into the Debtors' Operating Account and the Debtors shall issue and mail checks in an amount not to exceed such transferred funds to the lessors entitled to payment of Known Cure Amounts. The Debtors shall provide notice to all Lessors under the Leases that they must file claims for Cure Amounts by December 31, 1996, and, provided there are no objections thereto by Debtors or Winning Bidder, Winning Bidder shall make the payments of the Cure Amounts less previously paid Known Cure Amounts promptly thereafter. The assumption and assignment of the Leases is approved and authorized pursuant to 11 U.S.C.
Section 365 and shall be effective pursuant hereto. Winning Bidder agrees to assume all obligations for year-end reconciliation for common area maintenance, taxes and other obligations as provided under the terms of the assumed Leases. With respect to any percentage rent, the Court reserves jurisdiction to determine the amount, if any, owed by the Winning Bidder.

               6. The sales, transfers, and assignments of the Acquired Assets and the Leases by the Debtors to Winning Bidder (i) are legal, valid effective and indefeasible sales, transfers and assignments of the Acquired Assets and the Leases, (ii) are not fraudulent conveyances or otherwise void or voidable under the Bankruptcy Code or the laws of the United States or of any State or territory, the District of Columbia, Puerto Rico or Canada; (iii) shall not directly or indirectly subject Winning Bidder to any liability by reason of such transfer under the laws of the United States or of any state, territory, the District of Columbia, Puerto Rico or Canada, based in whole or in part, directly or indirectly, on any theory of law or equity including, without limitation, any theory of transferee or successor liability, and Winning Bidder shall not assume or succeed to any of the Debtors, liabilities, except as set forth on Exhibit "A" or expressly assumed by Winning Bidder in writing or under this Order; (iv) are outright, absolute, irrevocable and unconditional conveyances by the Debtors to Winning Bidder of all their right, title and interest in and to the Acquired Assets and the Leases; (v) are not financing transactions and do not create a joint venture, partnership, or equitable mortgage or lien; and (vi) vest Winning Bidder with all of the Acquired Assets and Leases with good and marketable title to the Acquired Assets and the Leases free and clear of all liens, claims and encumbrances, pledges, security interests, deeds of trust and charges of any kind, including, without limitation, any state taxing statutes, bulk sales laws under the Uniform Commercial Code and the liens of the post-petition lenders, all claims described in Part V of the Notice of Auction Sale approved by the Court on November 15, 1996, whether known or unknown, and whether contingent, unliquidated, or disputed, which existed before the closing on the transfer to Winning Bidder; (collectively, the "Liens").

               7. Pursuant to section 363(f) of the Bankruptcy Code, the Acquired Assets and the Leases are sold, assigned and transferred free and clear of any and all Liens; provided, however that any Liens shall be transferred to and shall attach to the Proceeds (as defined herein) of such sale and assignments with the same force and effect and asserted priority as such Liens had against the Acquired Assets and the Leases, subject to the rights, claims, defenses and objections, if any, of the Debtors and all interested parties with respect to the Liens. Debtors' and Winning Bidder shall execute such documents as may be reasonably required by an affected Landlord, including without limitation, execution of written Assumption and Assignment Agreements in form reasonably satisfactory to Debtors and the Winning Bidder.

               8. The transfer of the Acquired Assets and the Leases to Winning Bidder shall be deemed to have been made in connection with or appurtenant to implementation of a plan of reorganization for the Debtors, if any, and pursuant to section 1146(c) of the

Bankruptcy Code, the transfers and assignments to Winning Bidder of any Leases or Acquired Assets pursuant to this Order shall not be subject to the imposition or payment of any transfer taxes or similar stamp taxes, and neither Winning Bidder, nor any of its direct or indirect partners, directors, officers, affiliates, principals, members, shareholders, agents, attorneys or employees, or any of their assets or properties shall have any liability for any of those taxes, and are expressly discharged from all liability in respect of any such taxes and any penalty, interests or addition to the tax relating thereto.

               9. In consideration of its purchase of the Acquired Assets and Leases, the Winning Bidder shall pay Debtors the Purchase Price, subject to the later adjustment upon completion of the Physical Inventory (as defined in Exhibits "A" and "B" attached hereto) (the "Proceeds") to the Debtors, to be held in a separate interest bearing account at NationsBank of Texas, N.A., with no distribution thereof until entry of further orders of this Court.

               10. Adjustments, if any, in connection with the closing and sale and transfer of the Acquired Assets (exclusive of the Leases) shall be made as of midnight of the date immediately before the date of the closing (the "Adjustment Date"). The Winning Bidder shall be liable for all obligations with respect to the Acquired Assets arising or accruing after the Adjustment Date.

               11. Nothing herein shall render Winning Bidder liable for reclamation claims.

               12. Winning Bidder is a good faith purchaser of the Acquired Assets and the Leases, and the sale of the Acquired Assets and the Leases represents a good faith transaction which shall be entitled to the protection afforded by section 363(m) of the Bankruptcy Code in the event of a reversal or modification on appeal of this Order.

               13. Pursuant to 363(n) of the Bankruptcy Code, the consideration paid by Winning Bidder for the Acquired Assets and the Leases was not controlled by an agreement among potential bidders at the hearing on the Auction Motions.

               14. Except to conduct the Physical Inventory, pending the closing of the sale, transfer and assignment contemplated by this Order, the Debtors shall continue to operate the stores affected by this Order in the ordinary course.

               15. The Debtors are hereby authorized and directed to execute any and all documents and take such other actions as are necessary to effectuate the sale, assignments and transfers to Winning Bidder of the Acquired Assets and the Leases, without further notice to creditors or other interested parties or order of the Court, including without limitation, an escrow agreement, instruments of title, licenses and bills of sale, assignments and other necessary agreements, each to be in form and substance reasonably satisfactory to Winning Bidder. The Debtors will make a good faith effort to give the Unsecured Creditors' Committee notice of execution and/or delivery of substantive and significant documents.

               16. The terms of this order shall be binding upon the Debtors, their creditors and other parties in interest, and any successors of the Debtors, including any trustee or examiner appointed in any of these cases or in any subsequent or converted case of the Debtors under chapter 7 or chapter 11 of the Bankruptcy Code.

               17. The provisions of this Order are non-severable and mutually dependent.

               18. The sale of Debtors' property approved by this Order is pursuant and subject to the terms of the "Order (1) Approving Bidding Procedures and Sales Guidelines, (2) Approving Form of Notice of Auction Sales, and (3) or Setting Expedited Hearing on Auction Sales" and the "Notice of Auction Sale of All Assets of Debtors and Bid Procedures and Sales Guidelines in Connection Therewith" attached thereto.

               19. Subject to paragraph 11, in connection with the sale of the Acquired Assets and assignment of the Leases approved herein (i) the valid and enforceable rights of any and all creditors or parties in interest to recover their goods, either because of an asserted, valid post or pre-petition reclamation claim, post-petition agreement with Debtors for the return of such goods, or otherwise shall not be invalid as a result of the Auction or such creditors' or parties in interests' failure to recover goods that otherwise could have been recovered or seized prior to the sale; (ii) any party opposing any such claim shall bear the burden of establishing that the subject goods were not in the possession of the Debtors at the time of the sale and were not sold by the Debtors at the sale; (iii) a creditor's or party in interest's failure to object to the sale shall not prejudice such creditor's or party in interest's right to assert an interest, lien or claim against the proceeds of the sale; and (iv) such liens, claims and interests, if any, shall continue to attach to the proceeds of the sale, pending further Order of the Court.

               20. Winning Bidder, as announced on the record at the Auction, shall be responsible for payment of severance in an amount equal to at least three (3) weeks compensation for all of Debtors' employees involved in store operations who are not offered permanent and full time employment by the Winning Bidder and two
(2) weeks compensation for all other employees who are not offered permanent and full time employment by Winning Bidder. Except as otherwise set forth herein, the Winning Bidder shall not be responsible for or assume (i) any employee benefit plan, (ii) any responsibility for any retiree benefits as defined in 11 U.S.C. Section 1114, or (iii) any other obligations to current or future employees of the Debtors.

               21. In addition to the Purchase Price, as announced on the record, Winning Bidder shall pay an amount equal to the cash in Debtors' stores and shall honor, at its own cost, all gift certificates, store credits, store trade-in credits and customer refunds.

               22. In connection with purchase of the Acquired Assets, Winning Bidder shall bear the cost of the Physical Inventory.

               23. As announced on the record, the Winning Bidder shall return "Defectives" included in the Acquired Assets to the vendors that initially supplied such inventory to Debtors without any additional consideration due or requested from such vendors. Also as announced on the record, Recalls included in the Acquired Assets (i.e., slow moving inventory which would otherwise be returned to vendors) shall not be returned to vendors for credit by the Winning Bidder.

               24. Winning Bidder shall, as reasonable and necessary, make available to Debtors or any other party-in-interest as so ordered by the Court any of Debtors' books and records in Winning Bidder's possession and/or any employees hired by Winning Bidder as may be necessary for Debtors, after the closing, to comply with any orders of this Court and with operating requirements, obligations under the Bankruptcy Code, or reporting requirements, specifically including the preparation and filing of tax returns or other governmental reporting requirements, at Winning Bidder's cost and expense. The Winning Bidder shall NOT DESTROY any books and records of the Debtors except as permitted by Court Order, after notice and hearing.

         25. Winning Bidder shall be responsible to maintain medical coverage for Debtors' full time employees for 90 days post-closing to the extent that Winning Bidder does not hire such employees.

         26. The Debtor is hereby authorized and directed to assume the Equipment Lease Agreement, with Verifone Finance, Inc. (the "Verifone Lease"), and assign the Verifone Lease to the Winning Bidder. The Winning Bidder shall be required to cure all amounts due or become due under the Verifone Lease and compensate the lessor under the Verifone Lease for all actual pecuniary losses in accordance with Section 365(b) of the Bankruptcy Code (collectively, the "Verifone Cure Amounts") pursuant to claims filed by the lessor under the Verifone Lease or, in the event of an objection by Debtors or the Winning Bidder, as ordered by the Court. The Debtors shall provide notice to the lessor under the Verifone Lease that it must file the claim for Verifone Cure Amounts by December 31, 1996, and, provided there are no objections thereto by Debtors or Winning Bidder, Winning Bidder shall make the payments of the Verifone Cure Amounts promptly after receipt of such claim. The assumption and assignment of the Verifone Lease is approved and authorized pursuant to 11 U.S.C. Section 365 and shall be effective pursuant thereto.

         27. Debtors have made no representations or warranties in connection with the sale and transfer of the Acquired Assets and the Leases and the sale and transfer of the Acquired Assets and Leases are final are "as is," "where is," and "with any and all faults. "

         28. With respect to Debtors' unexpired leases of non-residential real property for Debtors' retail store locations and field offices which are not assumed and assigned pursuant to this Order (the "Excluded Leases"), such Excluded Leases shall be rejected effective November 30, 1996. The landlords of the Excluded Leases shall file any and all rejection damage claims with respect to the Excluded Leases on or before January 22, 1997 and such rejection damage claims shall be subject to the limitations set out in 11 U.S.C. Section 502(b)(6). With respect to the Excluded Leases, set out on Exhibit "C," that the Winning Bidder desires to occupy and use beyond November 30, 1996, Winning Bidder hereby notifies the affected Landlords, Debtors and Unsecured Creditors' Committee that it shall remain in the Leased Premises through December 31, 1996 (the "Occupancy Period"). On or before November 27, 1996, the Winning Bidder will pay the affected landlords, in accordance with the Schedule attached hereto as Exhibit "C" and incorporated herein by reference, the full contractual amount of rents and other charges due for the Occupancy Period for the Leased Premises which Winning Bidder is occupying during the Occupancy Period, but not less than for the entire month of December 1996. At conclusion of the Occupancy Period, the Winning Bidder shall turnover possession of the premises in "broom clean" condition to each landlord. SAC shall indemnify Debtors for any claims or cause of action that arises during the Occupancy Period out of or in connection with the stores listed on Exhibit C.

         29. If Software Acquisition Company LLC ("SAC") is the Winning Bidder, the Debtors, the Winning Bidder and its agent are authorized to conduct store closing sales (the "Store Closing Sales") at the Debtors' stores set forth on Exhibit "C" attached hereto (the "Stores") as Store Closing Sales of the Debtors, and take all actions related thereto or arising in connection therewith without complying with federal, state or local laws, rules, statutes, ordinances, licensing requirements and procedures of any kind or nature, in accordance with the Guidelines For Conduct of Store Closing Sales attached hereto as Schedule 29; provided, however, that no such sale shall take place at any store if the lease of such store has been assumed and; provided, further, that such authority is subject to the consent of the subject landlord.

         30. If SAC is the Winning Bidder, the Debtors, the Winning Bidder and its agent, and their respective officers, employees, and agents are authorized to execute such documents and to do such acts as are necessary or desirable to carry out the Store Closing Sales authorized hereby and related actions authorized herein.

         31. If there are Store Closing Sales, the advertising, promotion and signage, of the Store Closing Sale in respect to all of the Stores as a "store closing sale" are hereby authorized.

         32. Except as otherwise specified herein, all the provisions and terms of the Order shall be binding on the Winning Bidder, or if applicable under paragraph 2 herein, to the Second Highest and Best Bidder.

         33. If SAC is the Winning Bidder at the Closing, and pursuant to the agreement (the "RREEF Agreement") announced on the record by RREEF Midcities Industrial L.P. ("RREEF"), SAC, and NeoStar Retail Group, Inc. ("NeoStar"), SAC shall pay directly to RREEF by wire transfer the estimated rent payable under the RREEF lease for the Distribution Center for the period December 1, 1996 through June 30, 1997. Pursuant to the RREEF Agreement, (i) the Distribution Center lease is deemed rejected by NeoStar as of November 30, 1996, (ii) RREEF may immediately market the property to other tenants for occupancy beginning July 1, 1997, all as announced more fully in the RREEF Agreement, (iii) and the automatic stay under 11 U.S.C. Section 362 is lifted with respect thereto, and (iv) SAC shall have a license to remain in possession of the Distribution Center through June 30, 1997 on the terms and conditions set forth in the RREEF Agreement and RREEF's lease.

         34. The Court reserves the right to issue supplemental findings of fact and conclusions of law.

         35. To the extent that there is a conflict between the terms of Exhibits attached hereto or any instrument executed in connection with the sales and assignments provided for herein with the terms of this Order, the terms of this Order shall govern.

         36. If SAC is the Winning Bidder, the Debtors, the Winning Bidder and its agent are authorized to transfer inventory to and from Debtors' Stores (including the Stores) and from the warehouse to the Stores, as Debtors, the Winning Bidder and its agent deem necessary or desirable.

 37. Subject to the provisions of this Order including, without limitation, paragraph 29 hereof, the Winning Bidder and the agent shall be, and hereby are granted peaceful use and occupancy of the Stores for purposes of conducting and advertising the Store Closing Sale together with the right to use (a) all store level assets of the Debtors and the Winning Bidder, including, but not limited to, tradenames, logos, customer lists, credit card facilities, bank accounts, tax identification numbers, furniture, fixtures and equipment and (b) the Debtors employees, in accordance with an agreement in form and substance similar to the letter agreement attached hereto as Exhibit "D."


Dated:           Dallas, Texas
                 November 27,1996



                                              /s/ STEVEN A. FELSENTHAL
                                              --------------------------------
                                              Steven A. Felsenthal
                                              United States Bankruptcy Judge

                                  EXHIBIT "A"
                     SOFTWARE ACQUISITION COMPANY, LLC BID

         1.1 PURCHASE AND SALE. Subject to the terms and conditions announced on the record at the hearing on the Auction Motions, on the Closing Date, Software Acquisition Company, LLC ("SAC") shall purchase from Debtors and Debtors shall sell and transfer to SAC, all of the Debtors' real, personal and other property, excepting only (i) the leaseholds not assigned pursuant to the Order (the "Excluded Leases"), (ii) any equity interest of any Debtor in any subsidiary, partnership or joint venture, (iii) the Debtors' corporate headquarters, (iv) the Grapevine Distribution Center (except for the equipment installed therein and except as set forth in the Order), (v) all of the fixtures in the Excluded Leases, and (vi) the assets specifically excluded pursuant to the Order, and including without limitation, all of the following (collectively, the "Acquired Assets"):

                 1.1.1 All of Debtors' inventory, wherever situated, including, without limitation, goods and inventory in the possession of manufacturers, suppliers or dealers, or in transit to location of Debtors, (collectively, the "Inventory");

                 1.1.2 All of Debtors' right, title and interest in and to the Leases described on Schedule SAC-1 attached hereto, together with all rights arising out of or relating to such leases (collectively, the "Leases");

                 1.1.3 All of Debtors' furnishings, furniture, fixtures, office supplies, machinery, equipment, signs, signage, computers and other tangible personal property located at the locations described in the Leases and the stores listed on Schedule SAC-2 attached hereto, and the following, wherever located: all point-of-sale equipment, spare parts, related equipment and store operating supplies, computers and other electronic equipment (collectively, the "Equipment");

                 1.1.4 All of Debtors' right, title, interest in and to all intellectual property of Debtor, including, without limitation patents and patent applications (including reissues. divisions, continuations-in-part and extensions thereof), invention disclosures, inventions, and improvements thereto, trademarks, tradenames, service marks, trade dress and logos and registrations and applications for restoration thereof, copyrights and registrations thereof and licenses of any of the foregoing, including an exclusive right to use the names and associated marks and art: "NeoStar," "Babbages," "Software Etc." and "Game Stop"; and rights to sue for; and remedies against, past, present and future infringements thereof, and rights of priority and protection of interests therein under applicable law (collectively, the "Intellectual Property"), provided however SAC hereby grants a license back to Debtors to use the Intellectual Property for the limited purpose of disposing of Debtors' other assets including the collection of accounts receivable;

                 1.1.5 All of Debtors' rights under or pursuant to all warranties, representations, guaranties, repurchase undertakings made by or on behalf of suppliers, manufacturers and contractors in connection with the operation of the Debtors' Business at any of the locations described in the Leases or otherwise affecting the Inventory, Equipment, and Intellectual Property;

                 1.1.6 All written approvals, consents, exemptions, franchises, licenses, permits, waivers, certificates or other authorizations required to market, sell or otherwise dispose of the Inventory and otherwise to conduct the Debtors' Business at the locations described in the Leases;

                 1.1.7 Copies of all books, records and other data relating to Debtors' ownership of the Inventory, Equipment, Intellectual Property and locations described in the Leases and the conduct of the Debtors' Business thereon including, without limitations, customer and supplier lists (collectively, the "Books and Records");

                 1.1.8 All computer software programs, including without limitation BRIAN, data bases and computer hardware systems used by Debtors, whether owned, licensed (subject to reasonable continued use rights of the Debtors for compliance with the orders of the Court and the Bankruptcy Code and other reasonable uses and subject to applicable restrictions), leased or internally developed; and

                 1.1.9 All goodwill relating to the foregoing acquired assets.

         1.2 PURCHASE PRICE. In consideration of the sale of the Acquired Assets to SAC,

                 (a) SAC shall pay to Debtors the "Purchase Price," for the Acquired Assets as follows:

                          (i)     58% of the Debtors' cost for all of the
Inventory at the Debtors' stores (with no reserve or reduction for Defective, Return or Recall Merchandise); and

                          (ii)    30% of the Debtors' cost for inventory at the
Debtors' Distribution Center;

                          (iii)   $1,000,000 for all of the Debtors' Defective
Merchandise in the Distribution Center;

                          (iv)    2% of Debtors' Recall Merchandise; and

                          (v)     $22,500,000 for the remainder of Acquired
Assets and the Leases.

         1.3 Physical Inventory. To determine the amount of the Purchase Price with respect to Debtors' Inventory, as soon as practicable after the entry of the Order (as hereinafter defined), SAC shall cause a physical count (the "Physical Inventory") to be conducted, at SACs' expense, by RGIS or such other company as may be reasonably acceptable to SAC and Debtors where currently located as soon as possible, with reasonable opportunity for representatives of Debtors, the Creditors' Committee and postpetition lenders to be present (at their expense) and to monitor the physical count. Promptly after completion of the Physical Inventory, SAC shall deliver, to Debtors a copy of the results of the Physical Inventory. Thereafter, but in any event within twenty-days after the date that RGIS delivers a machine readable file to SAC and Debtors, (with postpetition lenders and Creditors' Committee representatives present) shall jointly determine the actual value of the physically present Inventory based on the results of the Physical

Inventory and the average cost of such Inventory as reflected on the Debtors' most recent perpetual inventory records. The consideration paid for such Inventory shall be increased or decreased, as the case may be as a result of such determination. If the parties are unable to agree, the Court shall determine the appropriate adjustment.




EXHIBIT A                            3

                                Schedule SAC - 1

SCHEDULE A - THE "STORES"


STORE #    TRADE NAME            STORE NAME               CITY           STATE
-------   -------------   -------------------------    -----------       -----
S1703     Software Etc.   Anchorage 5th Avenue Mall    Anchorage           AK
B318      Babbages        Diamond Center               Anchorage           AK
B103      Babbages        Riverchase Galleria          Birmingham          AL
B324      Babbages        Regency Square Mall          Florence            AL
S1311     Software Etc.   Madison Square Mall          Huntsville          AL
B102      Babbages        Bel Air Mall                 Mobile              AL
S1208     Software Etc.   Eastdale Mall                Montgomery          AL
B256      Babbages        University Mall              Tuscaloosa          AL
S1238     Software Etc.   Northwest Arkansas Mall      Fayetteville        AR
B311      Babbages        Indian Mall                  Jonesboro           AR
S1354     Software Etc.   Flagstaff Mall               Flagstaff           AZ
B132      Babbages        Metrocenter                  Phoenix             AZ
B140      Babbages        Westridge Mall               Phoenix             AZ
S1433     Software Etc.   El Con Mall                  Tucson              AZ
S1320     Software Etc.   Park Mall                    Tucson              AZ
S1201     Software Etc.   Tucson Mall                  Tucson              AZ
S1267     Software Etc.   County East Mall             Antioch             CA
S1408     Software Etc.   Valley Plaza                 Bakersfield         CA
S1971     Software Etc.   Topanga Plaza                Canoga Park         CA
S1151     Software Etc.   Capitola Mall                Capitola            CA
S1323     Software Etc.   Chico Mall                   Chico               CA
B167      Babbages        Sun Valley Mall              Concord             CA
S1246     Software Etc.   South Coast Plaza            Costa Mesa          CA
S1211     Software Etc.   Parkway Plaza                El Cajon            CA
S1216     Software Etc.   Bayshore Mall                Eureka              CA
S1082     Software Etc.   Solano Mall                  Fairfield           CA
B117      Babbages        Glendale Galleria            Glendale            CA
S1252     Software Etc.   Hanford Mall                 Hanford             CA
S1119     Software Etc.   Vintage Faire Mall           Modesto             CA
S1192     Software Etc.   Del Monte Center             Monterey            CA
B337      Babbages        Plaza Bonita                 National City       CA
S1228     Software Etc.   NewPark Mall                 Newark              CA
S1402     Software Etc.   Northridge Fashion Center    Northridge          CA
B189      Babbages        Montclair Plaza              Ontario             CA
S1167     Software Etc.   Palm Desert Town Center      Palm Desert         CA
S1214     Software Etc.   Antelope Valley Mall         Palmdale            CA
B166      Babbages        Stoneridge Mall              Pleasanton          CA
S1322     Software Etc.   Mt. Shasta Mall              Redding             CA
S1426     Software Etc.   Galleria at Tyler            Riverside           CA
S1213     Software Etc.   Arden Fair Mall              Sacramento          CA
S1212     Software Etc.   Sunrise Mall                 Sacramento          CA
S1296     Software Etc.   Inland Center                San Bernardino      CA
S1403     Software Etc.   Mission Valley Center        San Diego           CA
S1058     Software Etc.   Oakridge Mall                San Jose            CA
S1423     Software Etc.   LaCumbre Plaza               Santa Barbara       CA
S1087     Software Etc.   Santa Maria Town Center      Santa Maria         CA
S1134     Software Etc.   Santa Rosa Plaza             Santa Rosa          CA
B341      Babbages        Santa Rosa Plaza             Santa Rosa          CA
S1235     Software Etc.   Sherwood Mall                Stockton            CA
B193      Babbages        Oaks (The)                   Thousands Oaks      CA
B222      Babbages        Del Amo Fashion Center       Torrance            CA
S1183     Software Etc.   Mall of Victor Valley        Victorville         CA
S1346     Software Etc.   Visalia Mall                 Visalia             CA
S1259     Software Etc.   Mall at Yuba City (The)      Yuba City           CA
B171      Babbages        Citadel Mall (The)           Colorado Springs    CO
B246      Babbages        Foothills Fashion Mall       Fort Collins        CO
S1289     Software Etc.   Mesa Mall                    Grand Junction      CO

SCHEDULE A - THE "STORES"

STORE #  TRADE NAME     STORE NAME                   CITY                  STATE
-------  ----------     ----------                   ----                  -----
S1343    Software Etc.  Greeley Mall                 Greeley                 CO
S1079    Software Etc.  Pueblo Mall                  Pueblo                  CO
B058     Babbages       Danbury Fair                 Danbury                 CT
B206     Babbages       Pavillons @ Buckland Hills   Manchester              CT
S1275    Software Etc.  Meridan Square               Meridan                 CT
S1250    Software Etc.  DeSoto Square Mall           Brandenton              FL
S1281    Software Etc.  Brandon Town Center          Brandon                 FL
B161     Babbages       Countryside Mall             Clearwater              FL
B175     Babbages       Edison Mall                  Fort Myers              FL
S1313    Software Etc.  Oaks Mall (The)              Gainesville             FL
B115     Babbages       Orange Park North            Jacksonville            FL
B107     Babbages       Regency Square Mall          Jacksonville            FL
S1109    Software Etc.  Treasure Coast Square        Jensen Beach            FL
S1329    Software Etc.  Santa Rose Mall              Mary Esther             FL
B098     Babbages       Miami International Mall     Miami                   FL
B073     Babbages       Aventura Mall                N Miami Beach           FL
S1160    Software Etc.  Coastland Center             Naples                  FL
B084     Babbages       Florida Mall                 Orlando                 FL
B197     Babbages       Orlando Fashion Square       Orlando                 FL
S1232    Software Etc.  Panama City Mall             Panama City             FL
B218     Babbages       Pennbroke Lakes Mall         Pennbroke Pines         FL
S1148    Software Etc.  Cordova Mall                 Pensacola               FL
B113     Babbages       Cordova Mall                 Pensacola               FL
B156     Babbages       Port Charlotte Town Center   Port Charlotte          FL
B079     Babbages       Sarasota Square Mall         Sarasota                FL
B082     Babbages       Tyrone Square                St. Petersburg          FL
B170     Babbages       Governors Square             Tallahassee             FL
B339     Babbages       Albany Mall                  Albany                  GA
S1285    Software Etc.  North Point Mall             Alpharetta              GA
S1179    Software Etc.  Cumberland Mall              Atlanta                 GA
S1959    Software Etc.  Lenox Square                 Atlanta                 GA
B124     Babbages       Southlake Mall               Atlanta                 GA
B169     Babbages       Augusta Mall                 Augusta                 GA
B154     Babbages       Peachtree Mall               Columbus                GA
B234     Babbages       Macon Mall                   Macon                   GA
S1388    Software Etc.  Oglethorpe Mall              Savannah                GA
S1309    Software Etc.  Valdosta Mall                Valdosta                GA
S1312    Software Etc.  Pearlridge Center            Alea                    HI
S1699    Software Etc.  Prince Kuhio Plaza           Hilo                    HI
S1366    Software Etc.  Ata Moana Shopping Center    Honolulu                HI
S1334    Software Etc.  Kaahumanu Center             Kahului, Maui           HI
S1333    Software Etc.  Windward Mall                Kaneoha, Oahu           HI
S1472    Software Etc.  Kukui Grove Center           Lihue                   HI
S1355    Software Etc.  North Grand Mall             Arnes                   IA
S1243    Software Etc.  College Square Mall          Cedar Falls             IA
S1107    Software Etc.  Lindale Mall                 Cedar Rapids            IA
S1379    Software Etc.  Westdale Mall                Cedar Rapids            IA
B111     Babbages       Valley West Mall             West Des Moines         IA
S1156    Software Etc.  Boise Town Center            Boise                   ID
S1340    Software Etc.  Grand Teton Mall             Idaho Falls             ID
S1359    Software Etc.  Magic Valley Mall            Twin Falls              ID
B242     Babbages       University Mall              Carbondale              IL
B283     Babbages       Chicago Ridge Mall           Chicago Ridge           IL
B016     Babbages       2462 Fox Valley Center       Chicago/Aurora          IL
B047     Babbages       Golf Mill                    Chicago/Niles           IL
B023     Babbages       Orland Square S/C            Chicago/Orland Park     IL
B022     Babbages       Hawthorn Shopping Center     Chicago/Vernon Hills    IL

SCHEDULE A - the "Stores"

Store #   Trade Name          Store Name                  City            State
-------   -------------  ---------------------      -----------------    -----
S1349     Software Etc.  Hickory Point Mall         Decatur               IL
B052      Babbages       St. Clair Square           Fairview Heights      IL
B350      Babbages       Gurnee Mills               Gurnee                IL
B138      Babbages       Louis Joliet Mall          Joliet                IL
S1178     Software Etc.  Lincoln Mall               Matteson              IL
B194      Babbages       N Riverside Park Mall      N Riverside           IL
B183      Babbages       Oakbrook Center            Oakbrook              IL
B229      Babbages       Northwoods Mall            Peoria                IL
B092      Babbages       Cherryvale Mall            Rockford              IL
B230      Babbages       White Oaks Mall            Springfield           IL
B186      Babbages       Charlestowne Mall          St. Charles           IL
S1144     Software Etc.  Lakehurst Mall             Waukegan              IL
S1117     Software Etc.  College Mall               Bloomington           IN
B340      Babbages       Green Tree Mall            Clarksville           IN
B206      Babbages       Glenbrook Square           Fort Wayne            IN
B087      Babbages       Washington Square          Indianapolis          IN
B253      Babbages       Tippecanoe Mall            Lafayette             IN
B329      Babbages       Southlake Mall             Merrillville          IN
B243      Babbages       Honey Creek Mall           Terre Haute           IN
S1224     Software Etc.  Manhattan Town Center      Manhattan             KS
B055      Babbages       Oak Park Mall              Overland Park         KS
S1466     Software Etc.  Towne East Square          Wichita               KS
S1336     Software Etc.  Greenwood Mall             Bowling Green         KY
B069      Babbages       Florence Mall              Florence              KY
B252      Babbages       Fayette Mall               Lexington             KY
B109      Babbages       Jefferson Mall             Louisville            KY
S1290     Software Etc.  Mall St. Matthews          Louisville            KY
B136      Babbages       Oxmoor Center              Louisville            KY
B295      Babbages       Towne Square Mall          Owensboro             KY
B244      Babbages       Kentucky Oaks Mall         Paducah               KY
B301      Babbages       Alexandria Mall            Alexandria            LA
B129      Babbages       Cortana Mall               Baton Rouge           LA
B262      Babbages       Pierre Bossier Mall        Bossier City          LA
B238      Babbages       Oakwood Center             Gretna                LA
B355      Babbages       Southland Mall             Houma                 LA
B215      Babbages       Acadiana Mall              Lafayette             LA
B158      Babbages       Lakeside Shopping Center   Metairie              LA
B302      Babbages       Pecanland Mall             Monroe                LA
S1280     Software Etc.  Mall St. Vincent           Shreveport            LA
B310      Babbages       North Shore Square         Slidell               LA
S1317     Software Etc.  Prudential Center          Boston                MA
B210      Babbages       Silver City Galleria       East Taunton          MA
S1352     Software Etc.  Hanover Mall               Hanover               MA
B315      Babbages       Natick Mall                Natick                MA
B145      Babbages       Emerald Square             North Attleboro       MA
B061      Babbages       Berkshire Mall             Pittsfield            MA
B048      Babbages       Holyoke Mall               Springfield/Holyoke   MA
S1065     Software Etc.  Greendale Mall             Worcester             MA
B080      Babbages       Annapolis Mall             Annapolis             MD
B184      Babbages       Montgomery Mall            Bethesda              MD
B045      Babbages       Columbia Mall              Columbia              MD
B231      Babbages       Francis Scott Key Mall     Frederick             MD
B305      Babbages       Valley Mall                Hagerstown            MD
B090      Babbages       Laurel Centre              Laurel                MD
S1307     Software Etc.  Country Club Mall          LaVale                MD
S1239     Software Etc.  Centre @ Salisbury (The)   Salisbury             MD
B164      Babbages       St. Charles Towne Center   Waldorf               MD

SCHEDULE A - THE "STORES"

STORE #    TRADE NAME            STORE NAME               CITY           STATE
-------   -------------   -------------------------    -----------       -----

B223      Babbages        Cranberry Mall               Westminster         MD
S1365     Software Etc.   Maine Mall                   South Portland      ME
B039      Babbages        Briarwood                    Ann Arbor           MI
B143      Babbages        Lakeview Square              Battle Creek        MI
B033      Babbages        Fairlane Town Center         Dearborn            MI
B040      Babbages        Twelve Oaks Mall             Detroit/Novi        MI
B290      Babbages        Courtland Center             Flint               MI
B077      Babbages        Genessee Valley Center       Flint               MI
B280      Babbages        Westhore Mall                Jackson             MI
B235      Babbages        Westwood Mall                Holland             MI
B157      Babbages        Crossroads (The)             Kalamazoo           MI
B297      Babbages        Lansing Mall                 Lansing             MI
B293      Babbages        Livonia Mall                 Livonia             MI
B272      Babbages        Frenchtown Square Mall       Monroe              MI
S1292     Software Etc.   Meridian Mall                Okemos              MI
S1194     Software Etc.   Southland Mall               Taylor              MI
S1282     Software Etc.   Grand Traverse Mall          Traverse City       MI
B066      Babbages        Oakland Mall                 Troy                MI
S1300     Software Etc.   Mall of America (GS)         Bloomington         MN
S1120     Software Etc.   Miller Hill Mall             Duluth              MN
S1966     Software Etc.   Ridgehaven Square            Minnetonka          MN
S1448     Software Etc.   Apache Mall                  Rochester           MN
S1255     Software Etc.   Crossroads Center            St. Cloud           MN
B261      Babbages        West Park Mall               Cape Girardeau      MO
B053      Babbages        Independence Center          Independence        MO
B159      Babbages        Northpark Mall               Joplin              MO
S1137     Software Etc.   Metro North Shopping Center  Kansas City         MO
S1469     Software Etc.   Ward Parkway Center          Kansas City         MO
S1237     Software Etc.   Saint Louis Galleria         Richmond Heights    MO
B200      Babbages        Battlefield Mall             Springfield         MO
S1241     Software Etc.   Northwest Plaza              St. Ann             MO
B024      Babbages        Chesterfield Mall            St. Louis           MO
B019      Babbages        Crestwood Plaza              St. Louis           MO
B041      Babbages        Saint Louis Galleria         St. Louis           MO
B038      Babbages        South County Center          St. Louis           MO
B037      Babbages        Mid Rivers Mall              St. Peters          MO
B232      Babbages        Metrocenter                  Jackson             MS
S1353     Software Etc.   Northpark Mall               Ridgeland           MS
B246      Babbages        Mall at Barnes Crossing      Tupelo              MS
S1095     Software Etc.   Rimrock Mall                 Billings            MT
S1288     Software Etc.   Holiday Village              Great Falls         MT
S1470     Software Etc.   Southgate Mall               Missoula            MT
B269      Babbages        Asheville Mall               Asheville           NC
B185      Babbages        Carolina Place               Charlotte           NC
B074      Babbages        Eastland Mall                Charlotte           NC
B050      Babbages        Northgate Shopping Mall      Durham              NC
B190      Babbages        Cross Creek Mall             Fayetteville        NC
B282      Babbages        Valley Hills Mall            Hickory             NC
B368      Babbages        Jacksonville Mall            Jacksonville        NC
B096      Babbages        Crabtree Valley Mall         Raleigh             NC
S1308     Software Etc.   North Hills Mall             Raleigh             NC
B142      Babbages        Independence Mall            Wilmington          NC
S1210     Software Etc.   Hanes Mall                   Winston-Salem       NC
S1486     Software Etc.   Kirkwood Mall                Bismarck            ND
S1318     Software Etc.   Columbia Mall                Grand Forks         ND
S1345     Software Etc.   Gateway Mall                 Lincoln             NE
S1129     Software Etc.   Crossroads Mall              Omaha               NE

                                Schedule SAC - 1

SCHEDULE A - THE "STORES"


STORE #    TRADE NAME            STORE NAME               CITY           STATE
-------   -------------   -------------------------    -----------       -----
B179      Babbages        Oakview Mall                 Omaha               NE
S1217     Software Etc.   Westroads Mall               Omaha               NE
S1142     Software Etc.   Mall of New Hampshire (The)  Manchester          NH
B196      Babbages        Pheasant Lane Mall           Nashua              NH
S1066     Software Etc.   Fox Run Mall                 Newington           NH
B188      Babbages        Mall @ Rockingham Park       Salem               NH
S1067     Software Etc.   Bridgewater Commons          Bridgewater         NJ
B031      Babbages        Burlington Center            Burlington          NJ
B141      Babbages        Cherry Hill Mall             Cherry Hill         NJ
S1271     Software Etc.   Deptford Mall                Deptford            NJ
B063      Babbages        Monmouth Mall                Eatontown           NJ
S1218     Software Etc.   Menlo Park Mall              Edison              NJ
S1397     Software Etc.   Menlo Park Mall              Edison              NJ
B172      Babbages        Freehold Raceway             Freehold            NJ
B035      Babbages        Garden State Plaza           Paramus             NJ
B168      Babbages        Phillipsburg Mall            Phillipsburg        NJ
B268      Babbages        Rockaway Town Square         Rockaway            NJ
B065      Babbages        Mall at Short Hills          Short Hills         NJ
S1174     Software Etc.   Grove at Shrewsbury (The)    Shrewsbury          NJ
B273      Babbages        Ocean County Mall            Toms River          NJ
S1338     Software Etc.   Cumberland Mall              Vineland            NJ
B042      Babbages        Echelon Mall                 Voorhees            NJ
S1063     Software Etc.   Willowbrook Plaza            Wayne               NJ
S1481     Software Etc.   Woodbridge Mall              Woodbridge          NJ
S1412     Software Etc.   Winrock Center               Albuquerque         NM
S1293     Software Etc.   Villa Linda Mall             Santa Fe            NM
S1226     Software Etc.   Boulevard Mall (The          Las Vegas           NV
B119      Babbages        Crossgates Mall              Albany              NY
S1432     Software Etc.   South Shore Mall             Bay Shore           NY
S1242     Software Etc.   Kings Plaza                  Brooklyn            NY
B219      Babbages        Boulevard Mall               Buffalo             NY
S1143     Software Etc.   Oakdale Mall                 Johnson City        NY
B224      Babbages        Smith Haven Mall             Lake Grove          NY
S1324     Software Etc.   124 E. 86th Street           New York            NY
S1363     Software Etc.   1282 Broadway                New York            NY
S1234     Software Etc.   8th & Broadway               New York            NY
S1115     Software Etc.   Hippedrome Building
                            (44th & 6th)               New York            NY
B278      Babbages        Wilton Mall at Saratoga      Saratoga Springs    NY
PC1001    Planet Comics   Smith Haven Mall             Smithtown           NY
B266      Babbages        Staten Island Mall           Staten Island       NY
S1287     Software Etc.   Green Acres Mall             Valley Stream       NY
S1980     Software Etc.   Cross County Center          Yonkers             NY
B036      Babbages        Jefferson Valley Mall        Yorktown            NY
S1342     Software Etc.   Chapel Hill Mall             Akron               OH
B269      Babbages        Ashtabula Mall               Ashtabula           OH
B205      Babbages        Belden Village Mall          Canton              OH
B088      Babbages        Kenwood Towne Center         Cincinnati          OH
B126      Babbages        Northgate Mall               Cincinnati          OH
B174      Babbages        Great Lakes Mall             Cleveland           OH
S1479     Software Etc.   Tower City Center            Cleveland           OH
B238      Babbages        Midway Mall                  Elyria              OH
B328      Babbages        Richland Mall                Mansfield           OH
B203      Babbages        Eastwood Mall                Niles               OH
B240      Babbages        Sandusky Mall                Sandusky            OH
B248      Babbages        Ohio Valley Mall             St. Clairsville     OH
B255      Babbages        Franklin Park Mall           Toledo              OH
S1116     Software Etc.   Southern Park Mall           Youngstown          OH

SCHEDULE A - the "Stores"


Store #   Trade Name        Store Name              City              State
-------   ----------        ----------              ----              -----

B264      Babbages          Colony Square           Zanesville        OH
B331      Babbages          Central Mall            Lawton            OK
S1316     Software Etc.     Sooner Mall             Norman            OK
B071      Babbages          Crossroads Mall         Oklahoma City     OK
B112      Babbages          Penn Square Mall        Oklahoma City     OK
B086      Babbages          Quail Springs Mall      Oklahoma City     OK
S1326     Software Etc.     Woodland Hills Mall     Tulsa             OK
S1270     Software Etc.     Rogue Valley Mall       Medford           OR
B216      Babbages          Clackamas Town Center   Portland          OR
S1440     Software Etc.     Lloyd Center            Portland          OR
B332      Babbages          Washington Square       Portland          OR
B221      Babbages          Salem Centre            Salem             OR
S1254     Software Etc.     Neshaminy Mall          Bensalem          PA
S1381     Software Etc.     Clearview Mall          Butler            PA
S1305     Software Etc.     Millcreek Mall          Erie              PA
B289      Babbages          Exton Square Mall       Exton             PA
S1321     Software Etc.     Westmoreland Mall       Greensburg        PA
B286      Babbages          Colonial Park Mall      Harrisburg        PA
S1452     Software Etc.     Court at King of        King of Prussia   PA
                             Prussia (The)
B028      Babbages          King of Prussia         King of Prussia   PA
                             Plaza
S1347     Software Etc.     Oxford Valley Mall      Langhorne         PA
B326      Babbages          Granite Run Mall        Media             PA
B182      Babbages          Monroeville Mall        Monroeville       PA
S1256     Software Etc.     Montgomery Mall         North Wales       PA
S1193     Software Etc.     Gallery II at Market    Philadelphia      PA
                             East
S1337     Software Etc.     Shops at Penn (The)     Philadelphia      PA
B122      Babbages          Century III Mall        Pittsburgh        PA
B056      Babbages          Ross Park Mall          Pittsburgh        PA
B135      Babbages          South Hills Village     Pittsburgh        PA
B030      Babbages          Plymouth Meeting Mall   Plymouth Meeting  PA
S1264     Software Etc.     Mall at Stearntown      Scranton          PA
                             (The)
S1253     Software Etc.     Springfield Mall        Springfield       PA
B029      Babbages          Willow Grove Park       Willow Grove      PA
B357      Babbages          Plaza Carolina          Carolina          PR
B251      Babbages          Plaza Las Americas      San Juan          PR
S1276     Software Etc.     Anderson Mall           Anderson          SC
B133      Babbages          Citadel Mall            Charleston        SC
B163      Babbages          Northwoods Mall         Charleston        SC
B146      Babbages          Haywood Mall            Greenville        SC
S1257     Software Etc.     Rushmore Mall           Rapid City        SD
S1150     Software Etc.     Empire (The)            Sioux Falls       SD
S1101     Software Etc.     Hamilton Mall           Chattanooga       TN
B321      Babbages          Governor's Square       Clarksville       TN
S1225     Software Etc.     Coolsprings Galleria    Franklin          TN
S1314     Software Etc.     Mall at Johnson City    Johnson City      TN
                             (The)
S1081     Software Etc.     Fort Henry Mall         Kingsport         TN
B352      Babbages          East Towne Mall         Knoxville         TN
B333      Babbages          West Town Mall          Knoxville         TN
B101      Babbages          Hickory Ridge Mall      Memphis           TN
S1088     Software Etc.     Mall of Memphis         Memphis           TN
S1145     Software Etc.     Oak Court Mall          Memphis           TN
B187      Babbages          Hickory Hollow Mall     Nashville         TN
S1123     Software Etc.     Raleigh Springs Mall    Raleigh           TN
B336      Babbages          Mall of Abilene         Abilene           TX
B097      Babbages          Highland Mall           Austin            TX
S1348     Software Etc.     Parkdale Mall           Beaumont          TX
B227      Babbages          Post Oak Mall           College Station   TX

SCHEDULE A - THE "STORES"

STORE #  TRADE NAME     STORE NAME                       CITY              STATE
-------  ----------     ----------                       ----              -----
S1455    Software Etc.  Golden Triangle Mall             Denton              TX
B225     Babbages       Valle Vista Mall                 Harlingen           TX
B009     Babbages       Baybrook Square                  Houston             TX
B046     Babbages       Houston Galleria                 Houston             TX
B300     Babbages       Killeen Mall                     Killeen             TX
S1222    Software Etc.  Vista Ridge Mall                 Lewisville          TX
S1358    Software Etc.  Longview Mall                    Longview            TX
B226     Babbages       LaPlaza Mall                     McAllen             TX
S1366    Software Etc.  Collin Creek Mall                Plano               TX
B043     Babbages       North Star Mall                  San Antonio         TX
B270     Babbages       Central Mall                     Texarkana           TX
S1162    Software Etc.  Broadway Square                  Tyler               TX
S1291    Software Etc.  Sikes Center                     Wichita Falls       TX
B338     Babbages       Layton Hills Mall                Layton              UT
S1086    Software Etc.  Fashion Place                    Murray              UT
B201     Babbages       University Mall                  Orem                UT
S1133    Software Etc.  Cottonwood Mall                  Salt Lake City      UT
S1164    Software Etc.  Crossroads Plaza                 Salt Lake City      UT
S1362    Software Etc.  South Towne Mall                 Sandy               UT
S1341    Software Etc.  Red Cliffs Mall                  St. George          UT
S1249    Software Etc.  Valley Fair                      West Valley City    UT
B166     Babbages       Fashion Center                   Arlington           VA
B239     Babbages       Charlottesville Fashion Square   Charlottesville     VA
B304     Babbages       Greenbrier Mall                  Chesapeake          VA
S1501    Software Etc.  New River Valley Mall            Christiansburg      VA
B026     Babbages       Fair Oaks                        Fairfax             VA
B181     Babbages       Spotsylvania Mall                Fredericksburg      VA
S1316    Software Etc.  Valley Mall                      Harrisonburg        VA
B192     Babbages       River Ridge Mall                 Lynchburg           VA
S1274    Software Etc.  Patrick Henry Mall               Newport News        VA
S1231    Software Etc.  Military Circle                  Norfolk             VA
S1122    Software Etc.  Chesterfield Towne Center        Richmond            VA
B110     Babbages       Cloverleaf Mall                  Richmond            VA
B191     Babbages       Regency Square                   Richmond            VA
B064     Babbages       Valley View Mall                 Roenoke             VA
S1970    Software Etc.  Springfield Mall                 Springfield         VA
B195     Babbages       Lynnhaven Mall                   Virginia Beach      VA
S1140    Software Etc.  Apple Blossom Mall               Winchester          VA
B298     Babbages       University Mall                  South Burlington    VT
S1979    Software Etc.  Bellevue Square                  Bellevue            WA
S1130    Software Etc.  Bellis Fair Mall                 Bellingham          WA
S1215    Software Etc.  Cascade Mall                     Burlington          WA
S1152    Software Etc.  Columbia Shopping Center         Kennewick           WA
S1191    Software Etc.  Alderwood Mall                   Lynwood             WA
S1080    Software Etc.  Capital Mall                     Olympia             WA
S1295    Software Etc.  South Hills Mall                 Puyallup            WA
B267     Babbages       Bellevue Square                  Seattle             WA
S1102    Software Etc.  Kitsap Mall                      Silverdale          WA
S1230    Software Etc.  Northtown Mall                   Spokane             WA
S1223    Software Etc.  Lakewood Mall                    Tacoma              WA
S1415    Software Etc.  Tacoma Mall Shopping Center      Tacoma              WA
S1190    Software Etc.  Southcenter Mall                 Tukwila             WA
S1319    Software Etc.  Vancouver Mall                   Vancouver           WA
S1273    Software Etc.  Yakima Mall                      Yakima              WA
S1077    Software Etc.  Fox River Mall                   Appleton            WI
B139     Babbages       Brookfield Square                Brookfield          WI
S1076    Software Etc.  West Towne Mall                  Madison             WI

SCHEDULE A - the "Stores"


 Store #     Trade Name            Store Name               City          State
---------  --------------   ------------------------   --------------    -------

S1950      Software Etc.    Grand Avenue (The)         Milwaukee         WI
B054       Babbages         Southridge Mall            Milwaukee         WI
S1171      Software Etc.    Regency Mall               Racine            WI
S1373      Software Etc.    Wausau Center              Wausau            WI
B198       Babbages         Huntington Mall            Barboursville     WV
S1383      Software Etc.    Mercer Mall                Bluefield         WV
B303       Babbages         Meadowbrook Mall           Bridgeport        WV
S1330      Software Etc.    Charleston Town Center     Charleston        WV
B202       Babbages         Charleston Town Center     Charleston        WV


                        408 Stores

                       Schedule B - the "B Dalton Stores"



Store #   Trade Name             Store Name                 City           State
-------  --------------  ----------------------------   --------------     -----

S1976    Software Etc.    Santa Anita Fashion Square    Arcadia             CA
S1114    Software Etc.    Plaza Camino Real             Carlsbad            CA
S1977    Software Etc.    Puente Hills Mall             City of Industry    CA
S1975    Software Etc.    North County Fair             Escondido           CA
S1948    Software Etc.    Fresno Fashion Fair           Fresno              CA
S1935    Software Etc.    Century City SC               Los Angeles         CA
S1973    Software Etc.    Manhattan Village             Manhattan Beach     CA
S1301    Software Etc.    Moreno Valley Mall (GS)       Moreno Valley       CA
S1972    Software Etc.    Galleria at South Bay         Redondo Beach       CA
S1955    Software Etc.    Horton Plaza                  San Diego           CA
S1978    Software Etc.    Eastridge Shopping Center     San Jose            CA
S1960    Software Etc.    Valley Fair                   Santa Clara         CA
S1983    Software Etc.    Santa Monica Place            Santa Monica        CA
S1984    Software Etc.    Sherman Oaks Galleria         Sherman Oaks        CA
S1989    Software Etc.    Crossroads Mall               Boulder             CO
S1988    Software Etc.    Southglenn Center             Littleton           CO
S1981    Software Etc.    Southwest Plaza               Littleton           CO
S1951    Software Etc.    Westminster Mall              Westminster         CO
S1946    Software Etc.    Trumbull Shopping Park        Trumbull            CT
S1957    Software Etc.    Crystal Mall                  Waterford           CT
S1963    Software Etc.    Shops at Natl Press Bldg      Washington          DC
S1985    Software Etc.    Tampa Bay Center              Tampa               FL
S1936    Software Etc.    Northlake Mall                Atlanta             GA
S1940    Software Etc.    Gwinnett Place                Duluth              GA
S1943    Software Etc.    Stratford Square              Bloomingdale        IL
S1062    Software Etc.    Springhill Mall               West Dundee         IL
S1939    Software Etc.    Gallery at Harborplace (The)  Baltimore           MD
S1937    Software Etc.    Hunt Valley Mall              Cockeysville        MD
S1969    Software Etc.    Bumsville Center              Bumsville           MN
S1075    Software Etc.    Eden Prarie Center            Eden Prarie         MN
S1944    Software Etc.    Bannister Mall                Kansas City         MO
S1113    Software Etc.    101 Fifth Avenue              New York            NY
S1956    Software Etc.    Galleria at White Plains      White Plains        NY
S1942    Software Etc.    Valley River Center           Eugene              OR
S1962    Software Etc.    Clackamas Town Center         Portland            OR
S1945    Software Etc.    Prestonwood Town Center       Dallas              TX
S1964    Software Etc.    Ballston Common               Arlington           VA
S1986    Software Etc.    Crystal Underground           Arlington           VA
S1949    Software Etc.    Mayfair Mall                  Wauwatosa           WI

                        39 Stores

                                  EXHIBIT "B"
                      THE ELECTRONICS BOUTIQUE, INC. BID


       1.1 PURCHASE AND SALE. Subject to the terms and conditions announced on the record at the hearing on the Auction Motions, on the Closing Date, The Electronics Boutique, Inc. ("EB") shall purchase from Debtors and Debtors shall sell and transfer to EB, all of the following (collectively, the "Acquired Assets"):

              1.1.1 All of Debtors' inventory, wherever situated, including, without limitation, goods and inventory in the possession of manufacturers, suppliers or dealers, or in transit to location of Debtors, (collectively, the "Inventory");

              1.1.2 All of Debtors' right, title and interest in and to the Leases described on Schedule EB-1 attached hereto, together with all rights arising out of or relating to such leases (collectively, the "Leases");

              1.1.3 All of Debtors' furnishings, furniture, fixtures, office supplies, machinery, equipment, signs, signage, computers and other tangible personal property located at the Debtors' corporate headquarters and distribution center and at the locations described in the Leases, and the following, wherever located: all point-of-sale equipment, spare parts, related equipment and store operating supplies, computers and other electronic equipment (collectively, the "Equipment");

              1.1.4 All of Debtors' right, title, interest in and to all intellectual property of Debtor, including, without limitation patents and patent applications (including reissues, divisions, continuations-in-part and extensions thereof), invention disclosures, inventions, and improvements thereto, trademarks, tradenames, service marks, trade dress and logos and registrations and applications for restoration thereof, copyrights and registrations thereof and licenses of any of the foregoing, including an exclusive right to use the names and associated marks and art: "NeoStar," "Babbages," "Software Etc." and "Game Stop"; and rights to sue for; and remedies against, past, present and future infringements thereof, and rights of priority and protection of interests therein under applicable law (collectively, the "Intellectual Property"), provided however EB hereby grants a license back to Debtors to use the Intellectual Property for the limited purpose of disposing of Debtors' other assets including the collection of accounts receivable;

              1.1.5 All of Debtors' rights under or pursuant to all warranties, representations, guaranties, repurchase undertakings made by or on behalf of suppliers, manufacturers and contractors in connection with the operation of the Debtors' Business at any of the locations described in the Leases or otherwise affecting the Inventory, Equipment, and Intellectual Property.

              1.1.6 All written approvals, consents, exemptions, franchises, licenses, permits, waivers, certificates or other authorizations required to market, sell or otherwise dispose of the Inventory and otherwise to conduct the Debtors' Business at the locations described in the Leases;

              1.1.7 Copies of all books, records and other data relating to Debtors' ownership of the Inventory, Equipment, Intellectual Property and locations described in the Leases and the conduct of the Debtors' Business thereon including, without limitations, customer and supplier lists (collectively, the "Books and Records");

              1.1.8 All computer software programs, data bases and computer hardware systems used by Debtors, whether owned, licensed (subject to reasonable continued use rights of the Debtors for compliance with the orders of the Court and the Bankruptcy Code and other reasonable uses and subject to applicable restrictions), leases or internally developed; and

              1.1.9   All goodwill relating to the foregoing acquired assets.

            1.2 PURCHASE PRICE. In consideration of the sale of the Acquired Assets to EB,

                     (a) EB shall pay to Debtors the "Purchase Price," for the Acquired Assets as follows:

                            (i)    58% of the Debtors' cost for all of the
Inventory at the Debtors' stores (with no reserve or reduction for Defective, Return or Recall Merchandise); and

                            (ii)   30% of the Debtors' cost for inventory
at the Debtors' Distribution Center;

                            (iii)  $1,000,000 for all of the Debtors' Defective
Merchandise in the Distribution Center;

                            (iv)   2% of Debtors, Recall Merchandise; and

                            (v)    $24,000,000 for the remainder of
Acquired Assets and the Leases.

            1.3 PHYSICAL INVENTORY. To determine the amount of the Purchase Price with respect to Debtors' Inventory, as soon as practicable after the Closing (as hereinafter defined), EB shall cause a physical count (the "Physical Inventory") to be conducted, at EBs' expense, by RGIS or such other company as may be reasonably acceptable to EB and Debtors where currently located as soon as possible with reasonable opportunity for representatives of Debtors, the Creditor's Committee and post-petition lenders to be present (at their expense) and to monitor the physical count. Promptly after completion of the Physical Inventory, EB shall deliver, to Debtors a copy of the results of the Physical Inventory. Thereafter, but in any event within twenty days after RGIS delivers a machine readable file to EB and Debtors, (with post-petition lenders' and Creditors' Committee representatives present) shall negotiate to determine the actual value of the physically present Inventory based on the results of the Physical Inventory and the average cost of such Inventory as reflected on the Debtors' most recent perpetual inventory records. The consideration paid for such Inventory shall be increased or decreased, as the case may be as a result of such negotiations. If the parties are unable to agree, the Court shall determine the appropriate adjustment.

                                Schedule EB - 1


                              NEOS Store Analysis
                                   Schedule A
                              Stores to Keep Open

LOCATION                                                              NEOS
-------------------------------------------------------------------------------
ST  Town               Description                                    Store No.
-------------------------------------------------------------------------------

AK  Anchorage          Anchorage 5th Avenue Mall                          1703
AK  Anchorage          Dimond Center                                       318
AL  Mobile             Bel Air Mall                                        102
AL  Montgomery         Eastdale Mall                                      1208
AL  Gadsden            Gadsden Mall                                       1543
AL  Huntsville         Madison Square Mall                                1311
AL  Birmingham         Riverchase Galleria                                 103
AL  Tuscaloosa         University Mall                                     258
AR  Jonesboro          Indian Mall                                         311
AR  Fayetteville       Northwest Arkansas Mall                            1238
AZ  Tucson             El Con Mall                                        1433
AZ  Flagstaff          Flagstaff Mall                                     1354
AZ  Phoenix            Metrocenter                                         132
AZ  Tucson             Park Mall                                          1320
AZ  Tucson             Tucson Mall                                        1201
CA  Palmdale           Antelope Valley Mall                               1214
CA  Eureka             Bayshore Mall                                      1216
CA  Brea               Brea Mall                                          1139
CA  Capitola           Capitola Mall                                      1151
CA  Chico              Chico Mall                                         1323
CA  Torrance           Del Amo Fashion Center                              222
CA  Glendale           Glendale Galleria                                   117
CA  Hanford            Hanford Mall                                       1252
CA  Santa Barbara      LaCumbre Plaza                                     1423
CA  Victorville        Mall of Victor Valley                              1183
CA  Merced             Merced Mall                                        1244
CA  Ontario            Montclair Plaza                                     189
CA  Redding            Mt. Shasta Mall                                    1322
CA  Thousand Oaks      Oaks (The)                                         1263
CA  Palm Desert        Palm Desert Town Center                            1167
CA  El Cajon           Parkway Plaza                                      1211
CA  National City      Plaza Bonita                                        337
CA  Santa Maria        Santa Maria Town Center                            1087
CA  Santa Rosa         Santa Maria Plaza                                   341
CA  Santa Rosa         Santa Rosa Plaza                                   1134
CA  Stockton           Sherwood Mall                                      1235
CA  Fairfield          Solano Mall                                        1082
CA  Costa Mesa         South Coast Plaza                                  1246
CA  Sacramento         Sunrise Mall                                       1212
CA  Bakersfield        Valley Plaza                                       1408
CA  Modesto            Vintage Faire Mall                                 1119
CA  Visalia            Visalia Mall                                       1346
CO  Colorado Springs   Citadel Mall (The)                                  171
CO  Fort Collins       Foothills Fashion Mall                              245

                              NEOS Store Analysis
                                   Schedule A
                              Stores to Keep Open

LOCATION                                                         NEOS
ST     Town                    Description                       Store No.
--     ----                    -----------                       ---------

CO     Greeley                 Greeley Mall                        1345
CO     Grand Junction          Mesa Mall                           1289
CO     Pueblo                  Pueblo Mall                         1079
CT     Danbury                 Danbury Fair                          58
CT     Meriden                 Meriden Square                      1275
CT     Stamford                Stamford Center                       34
FL     Miami                   Aventura Mall                         73
FL     Pensacola               Cordova Mall                         113
FL     Pensacola               Cordova Mall                        1148
FL     Brandenton              DeSoto Square Mall                  1250
FL     Fort Myers              Edison Mall                          178
FL     Orlando                 Florida Mall                          84
FL     Ft. Lauderdale          Galleria @ Ft. Lauderdale            207
FL     Lakeland                Lakeland Square                     1127
FL     Gainesville             Oaks Mall (The)                     1313
FL     Orlando                 Orlando Fashion Square               197
FL     Panama City             Panama City Mall                    1232
FL     Pembroke Pines          Pembroke Lakes Mall                  218
FL     Port Charlotte          Port Charlotte Town Center           158
FL     Mary Esther             Santa Rosa Mall                      104
FL     Sarasota                Sarasota Square Mall                  79
FL     St. Petersburg          Tyrone Square                         82
GA     Albany                  Albany Mall                          339
GA     Augusta                 Augusta Mall                         169
GA     Atlanta                 Cumberland Mall                     1179
GA     Atlanta                 Lenox Square                        1958
GA     Macon                   Macon Mall                           234
GA     Alpharetta              North Point Mall                    1288
GA     Columbus                Peachtree Mall                       154
GA     Valdosta                Valdosta Mall                       1309
HI     Honolulu                Ala Moana Shopping Center           1368
HI     Kahulul, Maul           Kaahumanu Center                    1334
HI     Honolulu                Kahala Mall                         1344
HI     Lihue                   Kukui Grove Center                  1472
HI     Aiea                    Pearlridge Center                   1312
HI     Hilo                    Prince Kuhio Plaza                  1899
HI     Kaneoha, Oahu           Windward Mall                       1333
IA     Cedar Falls             College Square Mall                 1243
IA     Des Moines              Marie Hay Mall                      1443
IA     Ames                    North Grand Mall                    1355
IA     Iowa City               Old Capitol Center                  1328
IA     West Des                Valley West Mall                     111
ID     Boise                   Boise Town Center                   1158
ID     Idaho Falls             Grand Teton Mall                    1340
ID     Twin Falls              Magic Valley Mall                   1359

                              ELECTRONICS BOUTIQUE

                              NEOS Store Analysis
                                   Schedule A
                              Stores to Keep Open

LOCATION                                                              NEOS
-------------------------------------------------------------------------------
ST  Town               Description                                    Store No.
-------------------------------------------------------------------------------

ID  Coeur D'Alene      Silver Lake Mall                                    1532
IL  St. Charles        Charlestowne Mall                                    186
IL  Rockford           Cherryvale Mall                                       92
IL  Chicago/Niles      Golf Mill                                             47
IL  Chicago/Vernon     Hawthorn Shopping Center                              22
IL  Decatur            Hickory Point Mall                                  1349
IL  Joliet             Louis Joliet Mall                                    138
IL  N Riverside        N Riverside Park Mall                                194
IL  Peoria             Northwoods Mall                                      229
IL  Chicago/Orland     Orland Square S/C                                     23
IL  Fairview Heights   St. Clair Square                                      52
IL  Carbondale         University Mall                                      242
IL  Springfield        White Oaks Mall                                      230
IN  Bloomington        College Mall                                        1117
IN  Fort Wayne         Glenbrook Square                                     208
IN  Clarksville        Green Tree Mall                                      340
IN  Terre Haute        Honey Creek Mall                                     243
IN  Lafayette          Tippecanoe Mall                                      253
KS  Manhattan          Manhattan Town Center                               1224
KY  Lexington          Fayette Mall                                         252
KY  Bowling Green      Greenwood Mall                                      1336
KY  Louisville         Jefferson Mall                                       109
KY  Paducah            Kentucky Oaks Mall                                   244
KY  Louisville         Mall St. Matthews                                   1290
KY  Owensboro          Towne Square Mall                                    295
LA  Lafayette          Acadiana Mall                                        215
LA  Baton Rouge        Cortana Mall                                         129
LA  Metairie           Lakeside Shopping Center                             158
LA  Shreveport         Mall St. Vincent                                    1280
LA  Slidell            North Shore Square                                   310
LA  Gretna             Oakwood Center                                       238
LA  Monroe             Pecanland Mall                                       302
LA  Bossier City       Pierre Bossier Mall                                  262
LA  Houma              Southland Mall                                       355
MA  Pittsfield         Berkshire Mall                                        51
MA  North Attleboro    Emerald Square                                       145
MA  Worcester          Greendale Mall                                      1085
MA  Hanover            Hanover Mall                                        1352
MA  Boston             Prudential Center                                   1317
MA  Leominister        Searstown Mall                                      1485
MD  Salisbury          Centre @ Salisbury (The)                            1239
MD  Frederick          Francis Scott Key Mall                               231
MD  Laurel             Laurel Centre                                         90
MD  Owings Mills       Owings Mills                                          72
MD  Waldorf            St. Charles Towne Center                             164

                              ELECTRONICS BOUTIQUE

                              NEOS Store Analysis
                                   Schedule A
                              Stores to Keep Open

LOCATION                                                              NEOS
-------------------------------------------------------------------------------
ST  Town               Description                                    Store No.
-------------------------------------------------------------------------------

MD  Hagerstown         Valley Mall                                          305
ME  South Portland     Maine Mall                                          1365
MI  Ann Arbor          Briarwood                                             39
MI  Flint              Courtland Center                                     290
MI  Kalamazoo          Crossroads (The)                                     157
MI  Flint              Genessee Valley Center                                77
MI  Traverse City      Grand Traverse Mall                                 1282
MI  Battle Creek       Lakeview Square                                      143
MI  Lansing            Lansing Mall                                         297
MI  Okemos             Meridian Mall                                       1292
MI  Troy               Oakland Mall                                          66
MI  Taylor             Southland Mall                                      1194
MI  Holland            Westshore Mall                                       235
MI  Jackson            Westwood Mall                                        280
MN  Rochester          Apache Mall                                         1448
MN  Duluth             Miller Hill Mall                                    1120
MO  Springfield        Battlefield Mall                                     200
MO  St. Louis          Crestwood Plaza                                       19
MO  Independence       Independence Center                                   53
MO  Kansas City        Metro North S/C                                       57
MO  Joplin             Northpark Mall                                       159
MO  Richmond           Saint Louis Galleria                                1237
MO  Cape Girardeau     West Park Mall                                       261
MS  Tupelo             Mall at Barnes Crossing                              245
MS  Jackson            Metrocenter                                          232
MT  Great Falls        Holiday Village                                     1288
MT  Bozeman            Main Mall                                           1502
MT  Billings           Rimrock Mall                                        1095
MT  Missoula           Southgate Mall                                      1470
NC  Asheville          Asheville Mall                                       259
NC  Boone              Boone Mall                                          1548
NC  Fayetteville       Cross Creek Mall                                     190
NC  Winston-Salem      Hanes Mall                                          1210
NC  Wilmington         Independence Mall                                    142
NC  Durham             South Square                                          59
NC  Hickory            Valley Hills Mall                                    282
ND  Grand Forks        Columbia Mall                                       1318
ND  Bismarck           Kirkwood Mall                                       1486
NE  Grand Island       Conestoga Mall                                      1547
NE  Omaha              Oakview Mall                                         179
NE  Omaha              Westroads Mall                                      1217
NH  Salem              Mall @ Rockingham Park                               188
NH  Manchester         Mall of New Hampshire (The)                         1142
NH  Nashua             Pheasant Lane Mall                                   196
NJ  Bridgewater        Bridgewater Commons                                 1067

                             NEOS STORE ANALYSIS
                                  SCHEDULE A
                             STORES TO KEEP OPEN

================================================================================
LOCATION                                                              NEOS
--------------------------------------------------------------------------------
ST          TOWN                 DESCRIPTION                        STORE NO.
================================================================================
NJ          Vineland             Cumberland Mall                       1338
NJ          Paramus              Garden State Plaza                      35
NJ          Shrewsbury           Grove at Shrewsbury (The)             1174
NJ          Short Hills          Mall at Short Hills                     85
NJ          Edison               Menlo Park Mall                       1218
NJ          Rockaway             Rockaway Town Square                   268
NJ          Wayne                Willowbrook Plaza                     1063
NM          Santa Fe             Villa Linda Mall                      1293
NM          Albuquerque          Winrock Center                        1412
NV          Las Vegas            Boulevard Mall (The)                  1226
NV          Henderson            Galleria at Sunset                    1332
NY          New York             Hippedrome Building (44th & 6th)      1115
NY          Yorktown             Jefferson Valley Mall                   38
NY          Johnson City         Oakdale Mall                          1143
NY          Lake Grove           Smith Haven Mall                       224
NY          Bay Shore            South Shore Mall                      1432
NY          Staten Island        Staten Island Mall                     266
NY          Saratoga Springs     Wilton Mall at Saratoga                278
OH          Ashtabula            Ashtabula Mall                         260
OH          Canton               Belden Village Mall                    205
OH          Akron                Chapel Hill Mall                      1342
OH          Zanesville           Colony Square                          264
OH          Columbus             Columbus City Center                  1208
OH          Niles                Eastwood Mall                          203
OH          Findlay              Findlay Village Mall                  1541
OH          Toledo               Franklin Park Mall                     255
OH          Cincinnati           Kenwood Towne Center                    88
OH          Cincinnati           Northgate Mall                         125
OH          St. Clairsville      Ohio Valley Mall                       248
OH          Mansfield            Richland Mall                          328
OH          Sandusky             Sandusky Mall                          240
OH          Youngstown           Southern Park Mall                    1116
OH          Cleveland            Tower City Center                     1479
OK          Lawton               Central Mall                           331
OK          Oklahoma City        Crossroads Mall                         71
OK          Oklahoma City        Penn Square Mall                       112
OK          Norman               Sooner Mall                           1315
OK          Tulsa                Woodland Hills Mall                   1326
ON          Kitchener            Fairview Park                          307
ON          Barrie               Georgian Mall                          312
ON          Hamilton             Lime Ridge Mall                        309
OR          Portland             Clackamas Town Center                  216
OR          Medford              Rogue Valley Mall                     1270
OR          Salem                Salem Centro                           221
OR          Portland             Washington Square                      332

                             NEOS STORE ANALYSIS
                                  SCHEDULE A
                             STORES TO KEEP OPEN


LOCATION                                                    NEOS
ST     TOWN                DESCRIPTION                     STORE NO.
--     ----                -----------                     ---------
PA     Chambersburg        Chambersburg Mall                  344
PA     Butler              Clearview Mall                    1381
PA     Harrisburg          Colonial Park Mall                 286
PA     Philadelphia        Gallery II at Market East         1193
PA     King of Prussia     King of Prussia Plaza               28
PA     Scranton            Mall at Steamtown (The)           1264
PA     Erie                Millcreek Mall                    1305
PA     North Wales         Montgomery Mall                   1258
PA     Bensalem            Neshaminy Mall                    1254
PA     Plymouth            Plymouth Meeting Mall               30
PA     Pittsburgh          South Hills Village                135
PR     Ponce               Plaza Del Caribe                   250
PR     San Juan            Plaza Las Americas                 251
SC     Anderson            Anderson Mall                     1276
SC     Charleston          Citadel Mall                       133
SC     Charleston          Northwoods Mall                    153
SD     Rapid City          Rushmore Mall                     1257
TN     Franklin            Coolsprings Galleria              1225
TN     Kingsport           Fort Henry Mall                   1081
TN     Clarksville         Governors Square                   321
TN     Chattanooga         Hamilton Mall                     1101
TN     Memphis             Hickory Ridge Mall                 101
TN     Johnson City        Mall at Johnson city (The)        1314
TN     Memphis             Oak Court Mall                    1145
TN     Raleigh             Raleigh Springs Mall              1123
TN     Knoxville           West Town Mall                     333
TX     Texarkana           Central Mall                       270
TX     Plano               Collin Creek Mall                 1356
TX     Denton              Golden Triangle Mall              1455
TX     Austin              Highland Mall                       97
TX     Houston             Houston Galleria                    48
TX     San Antonio         Ingram Park Mall                    98
TX     McAllen             LaPlaza Mall                       226
TX     Longview            Longview Mall                     1358
TX     Abilene             Mall of Abilene                    336
TX     San Antonio         North Star Mall                     43
TX     College Station     Post Oak Mall                      227
TX     Wichita Falls       Sikes Center                      1291
UT     Salt Lake City      Cottonwood Mall                   1133
UT     Salt Lake City      Crossroads Plaza                  1164
UT     Murray              Fashion Place                     1086
UT     Layton              Layton Hills Mall                  338
UT     Ogden               Newgate Mall                      1376
UT     St. George          Red Cliffs Mall                   1341
UT     Sandy               South Towne Mall                  1362

                              NEOS Store Analysis
                                   Schedule A
                              Stores to Keep Open

      LOCATION
--------------------                                                  NEOS
STATE        TOWN                    DESCRIPTION                    STORE NO.
-----        ----                    -----------                    ---------
UT           Orem                    University Nall                     201
UT           West Valley City        Valley Fair                        1249
VA           Winchester              Apple Blossom Mall                 1140
VA           Charlottesville         Charlottesville Fashion Square      239
VA           Richmond                Chesterfield Towne Center           327
VA           Arlington               Fashion Center                      155
VA           Newport News            Patrick Henry Mall                 1274
VA           Richmond                Regency Square                      191
VA           Lynchburg               River Ridge Mall                    192
VA           Fredericksburg          Spotsylvania Mall                   181
VA           Springfield             Springfield Mall                   1970
VA           Harrisonburg            Valley Mall                        1316
VA           Roanoke                 Valley View Mall                     64
VT           S. Burlington           University Mall                     298
WA           Bellevue                Bellevue Square                    1979
WA           Olympia                 Capital Mall                       1080
WA           Burlington              Cascade Mall                       1215
WA           Kennewick               Columbia Shopping Center           1152
WA           Tacoma                  Lakewood Mall                      1223
WA           Spokane                 Northtown Mall                     1230
WA           Puyallup                South Hills Mall                   1295
WA           Tacoma                  Tacoma Mall Shopping Center        1415
WA           Vancouver               Vancouver Mall                     1319
WI           Appleton                Fox River Mall                     1077
WI           Milwaukee               Southridge Mall                      54
WI           Wausau                  Wausau Center                      1373
WI           Madison                 West Towne Mall                    1070
WV           Charleston              Charleston Town Center              202
WV           Charleston              Charleston Town Center             1330
WV           Beckley                 Crossroads Mall                    1545
WV           Barboursville           Huntington Mall                     198
WV           Bridgeport              Meadowbrook Mall                    303
WV           Bluefield               Mercer Mall                        1383

                                  Exhibit "C"

1204    Moorestown Mall               Moorestown      NJ      08057     1,712
 249    Roosevelt Field               Garden City     NY      11530     1,865
 319    Sunrise Mall                  Massapequa      NY      11758     1,403
 120    Walden Galeria                Buffalo         NY      14225     1,506
 306    Carousel Center               Syracuse        NY      13204     1,276
 199    Shoppingtown Mall             DeWitt          NY      13214     1,507
 316    Sangertown Square             New Hartford    NY      13413     1,406
1147    Great Northern Mall           Clay            NY      12065     1,900
 271    Calorie Center                Albany          NY      12205     2,161
1265    150 Broadway                  New York        NY      10038     1,530
 163    Irondequoit Mall              Rochester       NY      14622     1,250
1995    Bromley Building (225 W.      New York        NY      10024     1,020
1294    Westchester (The)             White Plains    NY      10601       990
1141    Marketplace Mall              Rochester       NY      14623     1,728
 322    Broadway Mall                 Hicksville      NY      11801     1,618
 275    Richland Mall                 Waco            TX      76710     1,528
1221    Birchwood Mall                Port Huron      MI      48059     1,292
 294    Macomb Mall                   Roseville       MI      48066     1,559
 212    Woodland                      Grand Rapids    MI      49512     1,177
 291    Paramus Park                  Paramus         NJ      07652     1,599
1177    Wick Plaza                    Edison          NJ      08817     2,052
1306    Jefferson Valley Mall         Yorktown        NY      10598     1,200
1351    Princeton Market Fair         Princeton       NJ      08540     1,485
1132    Seaview Square                Ocean           NJ      07712     1,762
 347    Clifton Country Mall          Clifton Park    NY      12065     1,250
1278    Mall at Greece Ridge Center   Rochester       NY      14626     1,275
 277    Nanuet Mall                   Nanuet          NY      10954     1,335
1233    Wheaton Plaza                 Wheaton         MD      20902       952
1128    Deerbrook Mall                Humble          TX      77338     1,247
1161    Southwyck Shopping Center     Toledo          OH      43614     1,731
 308    Franklin Mills                Philadelphia    PA      19114     2,261
1283    Warwick Mall                  Warwick         RI      02886     1,237
  98    Ingram Park Mall              San Antonio     TX      78278     1,752
1106    Windmor Park Shopping Center  San Antonio     TX      78218       973
1357    Galleria at Brieview          Cleveland       OH      44114     1,124
 346    NorthPark Center              Dallas          TX      75225     1,536
1118    North East Mall               Hurst           TX      76053     2,200
1248    Memorial City Mall            Houston         TX      77024     1,265
1462    Franklin Park Mall            Toledo          OH      43623     1,512
 296    Southwyck S/C                 Toledo          OH      43614     1,607
1206    Columbus City Center          Columbus        OH      43215     1,314
1509    Eastview Mall                 Victor          NY      14564     1,170
 209    Rolling Acres Mall            Akron           OH      44322     1,206
1331    Newburgh Mall                 Newburgh        NY      12550     1,662
1085    Barton Creek Square           Austin          TX      78746     1,824
1996    Dayton Mall                   Dayton          OH      45459     2,563
 254    Mall @ Fairfield Commons      Dayton          OH      45431     1,271
 276    Parmatown Mall                Parma           OH      44129     1,862
 247    Great Northern Mall           North Olmstead  OH      44070     1,598
1125    Great Northern Mall           North Olmstead  OH      44070     1,980
1209    Tri-County Mall               Cincinnati      OH      45246     1,500
 106    Salem Mall                    Dayton          OH      45426     1,640
 127    Summit Place                  Detroit         MI      48328     1,329

Y     288  Prince Georges Plaza       Hyattsville          MD   20782   1,475
Y     334  Whale Point                North Bethesda       MD   20895   1,452
Y     137  Dallas Galleria            Dallas               TX   75240   1,181
Y    1126  Mall at Northgate (The)    San Rafael           CA   94903   1,919
Y    1135  Vallco Fashion Park        Cupertino            CA   95014   2,106
Y    1417  Grossmont Shopping Center  La Mesa              CA   91941   1,397
Y    1253  Oaks (The)                 Thousand Oaks        CA   91360   1,000
Y    1096  Fox Hills Mall             Culver City          CA   90230   2,000
Y    1488  Hemet Valley Mall          Hemet                CA   92543   1,156
Y    1266  217 Sutter Street          San Francisco        CA   94108   2,078
Y     299  Plaza at West Covina       West Covina          CA   91790   2,127
Y     144  MainPlace/Santa Ana        Santa Ana            CA   92701   1,610
Y    1476  Laguna Hills Mall          Laguna Hills         CA   92653   2,158
Y     150  South Coast Plaza          Costa Mesa           CA   92626   1,213
Y    1139  Brea Mall                  Brea                 CA   92621   2,209
Y     211  Westfarms Mall             Farmington           CT   06032   1,200
Y    1186  Riverside Plaza            Riverside            CA   92506   1,960
Y    1244  Merced Mall                Merced               CA   95348   1,142
Y    1083  Sunnyvale Town Center      Sunnyvale            CA   94086   1,224
Y    1982  Mall of Orange             Orange               CA   92613   2,513
Y     118  Mission Viejo Mall         Mission Viejo        CA   95356   1,763
Y    1187  7 Marketplace at Citicorp  Los Angeles          CA   90017   1,460
Y    1227  Moreno Valley Mall         Moreno Valley        CA   92553   1,200
Y    1154  Sierra Vista Mall          Clovis               CA   93612   1,672
Y    1297  Lakewood Center Mall       Lakewood             CA   90712   1,653
Y     317  Towson Town Center         Towson               MD   21204   1,972
Y    1153  East Hills Mall            Bakersfield          CA   93306   1,641
Y    1261  Union Station              Washington           DC   20002     740
Y     233  Eastfield Mall             Springfield          MA   01129   1,398
Y     114  Atrium (The)               Chestrull Hill       MA   02167   1,177
Y    1277  Square One Mall            Saugus               MA   01906   1,008
Y    1268  Meadow Glen Mall           Medford              MA   02155     984
Y     314  Woodlands Mall (The)       The Woodlands        TX   77380   2,249
Y    1146  Pompano Square Mall        Pompano Beach        FL   33062   1,799
Y    1071  Burlington Mall            Burlington           MA   01803   2,134
Y    1364  Worcester Commons Fashion  Worcester            MA   01608   1,594
Y     292  Independence Mall          Plymouth             MA   02364   1,612
Y    1335  Woodlands Mall (The)       The Woodlands        TX   77380   1,320
Y     134  Town Center @ Boca Raton   Boca Raton           FL   33431   1,612
Y    1172  Gardens (The)              Palm Beach Gardens   FL   33410   2,063
Y     126  Oaks Mall                  Gainesville          FL   32605   1,887
Y    1127  Lakeland Square            Lakeland             FL   33809   1,750
Y    1537  Edison Mall                Fort Myers           FL   33901   1,800
Y    1157  Fullerton Mall             Plantation           FL   33324   2,065
Y     207  Galleria @ Ft. Lauderdale  Ft. Lauderdale       FL   33304   1,498
Y     151  Broward Mall               Plantation           FL   33388   1,120
 100 1195  Willowbrook                Houston              TX

                                  Exhibit "D"

                         Gordon Brothers Partners, Inc.
                           500 North Michigan Avenue
                                   Suite 1460
                            Chicago, Illinois 60611
                              Tel. (312) 321-1001
                               Fax (312) 321-1323

                               November 26, 1996


Software Acquisition Company LLC
Attn: Mr. Leonard Riggio

        Re: Proposal to Conduct a "Store Closing" Sale at Neostar Retail Group, Inc., Babbages, Inc., Software Etc. Stores, Inc., Augusta Enterprises, Inc., Chasada, debtors and debtors in possession (the "Debtors")
             ------------------------------------------------------------

Dear Mr. Riggio:

        This letter is submitted to you to confirm your agreement with a joint venture composed of Gordon Brothers Partners, Inc. and Hilco/Great American Group (the "Joint Venture") that the Joint Venture shall act as your exclusive agent for the purpose of conducting a store closing sale (the "Sale") at approximately 100 of the Debtors' locations (the "Stores") pursuant to the terms and conditions set forth herein in the event you are successful in purchasing substantially all of the assets of the Debtors.

        1. Purchase Price. The Joint Venture shall pay a guaranteed return equal to fifteen percent (15%) of the Retail Price (as hereinafter defined) of the inventory located at the Stores and the Closing Stores (as hereinafter defined) (the "Guaranteed Amount"), plus all of the Expenses (as hereinafter defined) (collectively, the "Purchase Price"). The proceeds (the "Proceeds") of the Sale (including the proceeds of inventory located in the Stores, all inventory transferred into the Stores from the Closing Stores and all Transferred Merchandise Proceeds as hereinafter defined) shall be distributed as follows:

                (a) first, all Proceeds up to an amount equal to the Purchase Price plus two percent (2%) of the Retail Price of the inventory located at the Stores and the Closing Stores shall be distributed to the Joint Venture; and

                (b) second, all remaining Proceeds shall be distributed seventy percent (70%) to you and thirty percent (30%) to the Joint Venture.

The Guaranteed Amount shall be paid by authorizing Cox and Smith Incorporated, trustee, to transfer to the Debtors sums existing in a Cox and Smith Incorporated client funds account, in the amount of approximately $2.2 million to an account designated by you (the "Initial

Attn: Mr. Leonard Riggio
November 26, 1996
Page 2

Payment") promptly after the entry of an order of the Bankruptcy Court in accordance with paragraph 7 below and your transmittal to the Joint Venture of evidence that funds sufficient to close your acquisition transaction have been wired to the Debtors. Any additional sums due on account of the Guaranteed Amount shall be paid within two days of the certification of the Inventory Taking (as hereinafter defined). To the extent that the Initial Payment exceeds the amounts required to be paid on account of the Guaranteed Amount, you shall immediately pay such excess sums to the Joint Venture.

        2. Inventory Taking. A physical inventory will be taken by a certified independent taking service such as RGIS (the "Inventory Taking"). The "inventory located at the Stores" subject to this agreement shall be saleable goods in the ordinary course of business that are not damaged or defective located at the Stores and at approximately 86 stores closed in connection with your acquisition transaction (the "Closing Stores"). The inventory will be taken at "Retail Price," which means the lower of (i) the lowest ticketed price offered to the public since November 1, 1996, or (ii) the lower SKU or "scan" price of each item of inventory since November 1, 1996 (the "Base Retail Price") except for Defective and Damaged Inventory, including merchandise in distressed packages and display merchandise, where "Retail Price" shall mean such value as you, the Debtors and the Joint Venture shall mutually agree.

        3. Expenses. The Joint Venture shall be responsible for all Expenses incurred in conducting the Sale. As used herein, "Expenses" shall mean all Store-level operating expenses of the Sale which arise during the term of the Sale at the Stores, limited to the following: (a) base payroll for retained employees for actual days/hours worked in the conduct of the Sale; (b) amounts actually payable in respect of payroll taxes, worker's compensation and benefits of retained employees (other than Excluded Benefits), with such taxes, worker's compensation and benefits provided that such amounts shall not exceed, on an aggregate basis, 16% of the total base payroll for all retained employees; (c) 50% of the fees and costs of the inventory taking service to conduct the Inventory Taking at the Stores and the Closing Stores; (d) on-site supervision; (e) advertising and signage; (f) telephone expenses from the Stores during the term of the Sale; (g) credit card and bank card fees, chargebacks and discounts; (h) costs of security personnel; (i) a pro-rata portion of the Joint Venture's casualty insurance premiums attributable to the inventory; (j) costs of transfers of inventory during the term of the Sale other than transfers of the Transferred Merchandise and the Store Transferred Merchandise; (k) retention bonuses to key employees to the extent deemed necessary by the Joint Venture in its sole discretion; (l) Occupancy Expenses on a per diem per Store basis in accordance with the schedule attached hereto (but the Joint Venture shall be responsible for Occupancy Expenses at the Stores through at least December

Attn:  Mr. Leonard Riggio
November 26, 1996
Page 3


31, 1996); (m) the costs and expenses of providing such additional goods and services which the Joint Venture in its sole discretion deems appropriate; and
(n) housekeeping in the Stores.

        "Expenses" shall not include: (i) Excluded Benefits; (ii) any rent or occupancy expenses related to the Stores other than Occupancy Expenses; (iii) Central Service Expenses; (iv) any other costs, expenses or liabilities payable by you or the Debtors, all of which shall be paid by you or the Debtors promptly when due for and during the term of the Sale; and (v) costs of transfers of the Transferred Merchandise and the Store Transferred Merchandise.

        As used herein, the following terms have the following respective meanings:

                "Central Service Expenses" means costs and expenses for the central administrative services necessary for the Sale at the Stores, including, but not limited to, POS administration, MIS services, sales audits, cash reconciliation, payroll processing, inventory processing and handling and data processing and reporting, which services shall be provided to the Joint Venture.

                "Excluded Benefits" means vacation days or vacation pay, sick days or sick leave, maternity leave or other leaves of absence, termination or severance pay, pension benefits, ERISA coverage and similar contributions, and payroll taxes, worker's compensation and benefits in excess of the 16% limitation provided in clause 3(b) above.

        "Occupancy Expenses" means rent, common area maintenance charges and utility charges for the Stores on a per-diem, per-Store basis as set forth on the schedule attached hereto and incorporated herein by reference.

        4. Transferred Merchandise. You shall transfer all merchandise from the Closing Stores (the "Store Transferred Merchandise") to the Stores as mutually agreed by the parties. In addition, you shall transfer "recall" merchandise from a distribution center in an amount of approximately $5,000,000 at retail value (the "Transferred Merchandise") to the Stores for sale at the Stores as part of the Sale, which Transferred Merchandise shall arrive at the stores by December 9, 1996. The Joint Venture shall not pay for such Transferred Merchandise, but the proceeds from the sale of such Transferred Merchandise (the "Transferred Merchandise Proceeds") shall be distributed as set forth in Section 1(b) hereof.

        5. Sale Commencement. Termination and Gross Rings. The Sale shall commence on Friday, November 29, 1996, and shall terminate on or before December 31, 1996, and thereafter for such period of time, if any, as may mutually agreed with the consent of the

Attn: Mr. Leonard Riggio
November 26, 1996
Page 4


applicable lessors. To the extent the Sale commences prior to completion of the Inventory Taking, the gross rings method shall be used to calculate all sales until the completion of the Inventory Taking.

        6. Proceeds. At the Joint Ventures discretion the Joint Venture shall be permitted to utilize existing bank accounts, depository accounts and credit card processing facilities or, alternatively, establish new bank accounts, depository accounts and credit card processing facilities.

        7. Bankruptcy Court Order. The Joint Venture's obligation to go forward with the transactions contemplated hereby is subject to the entry of an order by the Bankruptcy Court in form and substance satisfactory to the Joint Venture in its sole discretion.

                                        Very truly yours,

                                        GORDON BROTHERS PARTNERS, INC.


                                        By: ___________________________________

                                        Its: __________________________________



                                        HILCO/GREAT AMERICAN GROUP


                                        By: ___________________________________

                                        Its: __________________________________


AGREED AND ACKNOWLEDGED:

SOFTWARE ACQUISITION COMPANY LLC


By: _______________________________
            Leonard Riggio

Its: ______________________________

                                 SCHEDULE 29
                GUIDELINES FOR CONDUCT OF STORE CLOSING SALES


1. The sale shall be conducted so that the subject Store remains open only during that Store's normal hours of operation as provided for in the lease for that Store or as otherwise ordered by the Court.

2. The Sale shall be conducted in accordance with applicable state and local "Blue Laws" not otherwise affected by applicable Court Order.

3. The Agent shall not solicit, distribute handbills, leaflets or other written materials to customers outside of any Store's premises on any property owned by the landlord for the Store, but may solicit customers in the Store premises themselves.

4. The Agent shall not use flashing lights or any type of amplified sound on the leased premises or on any common areas to advertise the sales or solicit customers for the Sale at that Store.

5. A Sale shall end no later than December 31, 1996. The Agent shall give notice to the affected landlord, as soon as practicable in advance, as to the anticipated end date for the Sale.

6. At the conclusion of a Sale, the Agent shall vacate the Stores in broom-clean condition, except for the removal of furniture, fixtures, equipment and remaining supplies, and shall leave the Stores in the same condition as on the commence of the Sales, ordinary wear and tear excepted. The Agent shall conduct no auction sales from the stores.

7. All banners, A-frame, display and hanging signs used by the Agent in connection with the sales shall be professionally lettered, and all banners and hanging signs shall be hung in a professional manner, Applicable to any Store located in a Mall, except as otherwise agreed by the applicable mall manager, store front signs must be on a pedestal or hung inside the Store at least one (1) foot from the window and there shall be no more than one sign for every eight feet of window, which sign shall be no more than 60" by 36". In the aggregate, the Agent shall have no more than eighteen signs in any store. In addition, the signs shall not be neon or fluorescent in color. Nothing contained herein shall be construed to create or impose upon any additional restrictions not contained in the applicable lease agreement.

8. If sales at a Store are to be considered "final," conspicuous signs shall be posted at the Store to the effect that all sales are "final."

9. The Agent shall not make any alterations to the storefront or exterior walls or erect any objects except signage of any of the Stores (including the removal of Store signs).

10. The Agent shall not make any alterations to interior or exterior Store lighting.

11. The Agent shall keep Store premises and surrounding areas clean and orderly consistent with present practices.

12. Except as modified by these guidelines, or any Order of the Court in which the Debtors Chapter 11 case is pending, all provisions of any lease with respect to the affected premises shall remain in full force and effect.

13. Removal by the Agent of inventory or equipment must be before or after regular business hours of the Store, or otherwise effected so as not to disrupt the operations of other tenants or disturb customers, and in a manner reasonably satisfactory to store's landlord.

14. On or before November 30, 1996, the Winning Bidder or Agent shall pay rent for December in accordance with the schedule attached hereto and incorporated herein by reference. In the event that the sale at any Store extends through January 7, 1996, The Agent shall pay in advance for the additional week on a per diem basis for 7 days.

15. The sale shall be referred to as a "Store Closing Sale" and may be advertised and signed as a "Store Closing Sale." The Sale shall not be referred to as advertised or signed as a "going-out-of-business," "bankruptcy" or "Chapter 11 Sale."

16. The Agent may not bring in "non-debtor" inventory into the sale, but may consolidate inventory from the Stores or the warehouse.





                                       2